Exhibit 99.1

FOR IMMEDIATE RELEASE

24 JANUARY 2022

ORTHO CLINICAL DIAGNOSTICS HOLDINGS PLC (“ORTHO”)

NOTICE OF UK COURT SCHEME DIRECTIONS HEARING

Further to the joint announcement by Ortho and Quidel Corporation (“Quidel”) on December 23, 2021 of the signing of a definitive business combination agreement, Ortho announces that, as a preliminary procedural step in the process of implementing the combination, Ortho has scheduled a hearing of the High Court of Justice of England and Wales (the “UK Court”) to seek the UK Court’s consent and directions to convene a meeting of Ortho shareholders as part of the scheme of arrangement of Ortho proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “UK Scheme”) for the purpose of implementing the business combination (the “UK Scheme Directions Hearing”).

Under the provisions of Part 26 of the Company Act 2006, a scheme of arrangement must be agreed by a majority in number (the "numerosity" majority), representing at least 75 per cent. in value (the "value" majority), of each class of scheme shareholders present and voting either in person or by proxy, together as a class at the relevant class meeting ordered to be summoned by the Court for the purposes of considering the scheme.

At the UK Scheme Directions Hearing, Ortho will seek the UK Court’s confirmation that, for the purposes of voting at the UK Court meeting of Ortho shareholders to be held in respect of the UK Scheme, Cede & Co and GTU Ops Inc. (each a “Depositary Nominee”) are treated as a single class of Ortho shareholders (the Depositary Nominees currently being Ortho’s only registered shareholders, who hold shares as nominee for Depositary Trust Company and Computershare Limited respectively). Ortho shall also seek the UK Court’s directions to confirm that on the application of the numerosity requirement, as each Depositary Nominee is required to cast votes on the UK Scheme to reflect the instructions of underlying beneficial holders of Ortho shares, each Depositary Nominee shall be treated as a registered shareholder voting in accordance with how a majority of the shares it is validly instructed by underlying beneficial shareholders to vote are cast.

The UK Scheme Directions Hearing is expected to take place on February 15, 2022. It is a matter for the UK Court as to whether the hearing is in person, virtual only using Microsoft Teams (or such other videoconferencing software as the UK Court decides) or hybrid. The time of the hearing will be set out on HM Courts & Tribunals Service’s website at www.justice.gov.uk/courts/court-lists. Ortho shareholders who wish to attend the UK Scheme Directions Hearing, or wish to instruct counsel to attend the UK Scheme Directions Hearing and to make representations to the UK Court on his or her behalf, should confirm their intention to attend by email to chanceryjudgeslisting@justice.gov.uk (with a copy to IR@orthoclinicaldiagnostics.com) specifying their name and email address, and if applicable, the name and email address of their counsel. Any requisite videoconferencing link will be provided to such parties directly by the UK Court.

You should note that this announcement has been prepared in accordance with the procedure and guidance laid down by the UK Court in Practice Statement (Companies: Schemes Of Arrangement Under Part 26 And Part 26A Of The Companies Act 2006) issued on 26 June 2020 but this announcement is not soliciting a vote in respect of any meeting of Ortho shareholders, which shall be held to seek the approval of Ortho shareholders to the UK Scheme and for which specific instructions on voting and proxy voting materials will be set forth in the definitive joint proxy statement/prospectus to be issued by Quidel and Ortho relating to the proposed business combination (the “Joint Proxy Statement”) to be mailed to Ortho shareholders of record in due course. Beneficial holders of Ortho shares will also receive instructions on how to provide voting instructions or obtain a legal proxy from their broker, bank, trust or other nominee.

Further details of the implementation process, including further detail of the expected timetable and the action to be taken by Ortho shareholders will be included in the Joint Proxy Statement which is expected to be published by Ortho and Quidel during the first quarter of 2022.

Capitalised terms used but not defined in this announcement have the meaning given in the joint announcement of the Ortho and Quidel on December 23, 2021: https://ir.orthoclinicaldiagnostics.com/news-releases/news-release-details/quidel-corporation-signs-definitive-agreement-acquire-ortho.

NO OFFER OR SOLICITATION

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The documents filed with the UK Court in connection with the UK Scheme Directions Hearing will be made available on Ortho’s website at https://ir.orthoclinicaldiagnostics.com as soon as practicable after each document is filed at the UK Court in connection with the UK Scheme Directions Hearing. If any shareholders have any questions relating to UK Scheme Directions Hearing they are encouraged to make contact by emailing IR@orthoclinicaldiagnostics.com.

In connection with the proposed business combination transaction among Quidel, Ortho and Coronado Topco, Inc. (“Topco”), Topco will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “Commission”) that will contain a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction, including, notices of the general meeting and court meeting to be held in respect of the UK Scheme and other relevant documents concerning the proposed transaction. These documents will also be made available on Ortho’s website. YOU ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN IT BECOMES AVAILABLE AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION OR POSTED OR MADE AVAILABLE TO ORTHO SHAREHOLDERS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT QUIDEL, ORTHO AND THE PROPOSED TRANSACTION. The joint proxy statement/prospectus will be mailed to Ortho’s shareholders when available. You will also be able to obtain the joint proxy statement/prospectus (when it becomes available) and the other documents filed with the Commission free of charge at the Commission’s website, www.sec.gov. In addition, you may obtain free copies of the joint proxy statement/prospectus (when it becomes available) and the other documents filed by Quidel and Ortho with the Commission by requesting them in writing from Quidel Corporation, 9975 Summers Ridge Road, San Diego, CA 92121, Attention: Investor Relations, or by telephone at 858-646-8023, or from Ortho Clinical Diagnostics Holdings plc, 1001 Route 202, Raritan, New Jersey 08869, Attention: Investor Relations, or by directing a written request to SVC Ortho-SVC@SARDVERB.com.

Quidel and Ortho and their respective directors and executive officers may be deemed under the rules of the Commission to be participants in the solicitation of proxies. Information about Quidel’s directors and executive officers and their ownership of Quidel’s common stock is set forth in Quidel’s proxy statement on Schedule 14A filed with the Commission on April 15, 2021. Information about Ortho’s directors and executive officers and their ownership of Ortho’s ordinary shares is set forth in Ortho’s Annual Report on Form 10-K filed with the Commission on March 19, 2021. These documents may be obtained free of charge from the sources indicated above. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials when they are filed with the Commission.

FORWARD-LOOKING STATEMENTS

This announcement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this press release by words such as “may”, “will”, “would”, “expect”, “anticipate”, “plan”, or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, the benefits of the business combination transaction involving Quidel, Ortho and Topco, including the combined company’s future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Ortho’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: failure to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and shareholder approvals, the sanction of the UK Court and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Quidel and Ortho generally. Additional risks and factors are identified under “Risk Factors” in Quidel and Ortho’s periodic reports and registration statements filed with the Commission, and will be identified under “Risk Factors” in the joint proxy statement/prospectus when it is filed with the Commission.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. Ortho does not undertake an obligation to update any of the forward-looking information included in this press release, whether as a result of new information, future events, changed expectations or otherwise, except as required by law.

The UK City Code on Takeovers and Mergers

The UK City Code on Takeovers and Mergers does not apply to the proposed business combination.